N A S D A Q : H E A R Safe Harbor Statement Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties that could cause Turtle Beach Corporation’s results to differ materially from those described in the forward-looking statements include but are not limited to, for example, the application of quarter-end and year-end accounting procedures and adjustments, other developments that may arise between the date of this presentation and the time that financial results for the quarter and year ended December 31, 2016 are finalized, statements regarding market opportunities, future products and anticipated future financial and operating performance and results, including estimates for growth, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in Turtle Beach’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other periodic reports filed with the SEC and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Turtle Beach Corporation undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA, that the Securities and Exchange Commission defines as "non-GAAP financial measures." This non-GAAP financial measure, as calculated by the Company, is not necessarily comparable to similarly titled measures reported by other companies. Additionally, this non-GAAP financial measures is not a measurement of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that this non-GAAP financial measure, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. The Adjusted EBITDA outlook for the first quarter and full year 2016, have not been reconciled to our net loss outlook for the same periods because certain items that would impact interest expense, provision for income taxes and stock-based compensation, which are reconciling items between net loss and Adjusted EBITDA, cannot be reasonably predicted. 1 © 2016 Turtle Beach Corporation. All Rights Reserved.

Who We Are

TURTLE BEACH CORPORATION NASDAQ: HEAR

- **Turtle Beach** is a premier audio innovation company with a 40-year legacy of creating new audio categories
- Longstanding, **#1 brand for gaming headsets** with **42% share** of the U.S. market[1]
- Positioned for **renewed revenue and profit growth** as major industry product cycle continues
- We have created an **entirely new audio market** for directional sound with HyperSound Clear™ 500P
- HyperSound Clear 500P product launched in Q4-15 and is targeted at the **$5B hearing health market**



1) Based on U.S. NPD Market data, revenue share for 2015.

2

Leading Gaming Headset Business & Transformational New Directed Audio Technology

TURTLE BEACH CORPORATION
NASDAQ: HEAR

TURTLE BEACH®　　HYPERSOUND™

	Headsets	HyperSound
Overview	Market share leader with large, loyal customer base	Breakthrough audio technology that allows directed placement of sound
Markets	Console Gaming, PC Gaming, Mobile	Healthcare, Commercial, Consumer, Licensing
Catalysts	Well-positioned product portfolio for new gen consoles	Launched HyperSound Clear 500P into the \$5B hearing health market in Q4-15
FY16 Financial Profile	▶ ~\$162M in revenues ▶ New gen up ~15% over 2015 ▶ ~30% gross margins	▶ ~\$7M+ in revenues ▶ Significant growth with full rollout ▶ ~50% target gross margins[1]

1) Target gross margins (excluding amortization) of ~50% at full run rate in Q4 2016.

3

2016 Management Objectives

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Significantly improve profitability of headset business (~4X EBITDA improvement)
  - Drive overall growth, offsetting expected $20M+ YoY decline in old gen revenues with new gen increases
  - Continue to improve headset gross margins to achieve ~30% for the year
  - Improve international performance in spite of strong dollar impact
  - Manage OpEx to improve headset adjusted EBITDA to $9M or better (~4x increase)
- Move HyperSound business towards cash flow breakeven
  - Prove success in the hearing healthcare channel – happy consumers, productive offices
  - Grow revenues to $7-10M by scaling healthcare channel in U.S. and Europe
  - Continue to drive additional advancements in technology and HyperSound intellectual property
  - Manage spend carefully to have HyperSound adjusted EBITDA loss of less than $14M
- Target positive consolidated adjusted EBITDA for 2016

4

2016 Outlook[1]

TURTLE BEACH CORPORATION
NASDAQ: HEAR

($ in millions)	2016 Outlook	Management Commentary
Revenue:		
New Gen	*$140-$145*	12% to 16% growth from 2015
Old Gen	*$8-$10*	60% to 70% decline from 2015
Other	*$5-$7*	Flat with opportunity for international growth
Total Headset	***$153-$162***	Strong new gen growth combined with old gen drop
HyperSound	*$7-$10*	Significant growth in first year of commercialization
Consolidated	***$160-$172***	Modest increase from 2015 (increasing new gen, HyperSound combined with old gen drop)
Gross Margins		
Headsets	*~30%*	Increase of 400 basis points over 2015
HyperSound	*40%-50% by Q4*	By Q4-16 as revenues ramp (cash margin excluding amortization)
Adjusted EBITDA:		
Headsets	*~$9*	~4X increase over 2015
HyperSound Investment	*Lower than $14*	Modest reduction from 2015 reflecting revenue and OpEx growth
Consol. Adj. EBITDA	***Targeting profitable***	$10M+ increase from 2015 (excludes $5.3M in interest expense)

1) Guidance issued on January 20, 2016 and reaffirmed on Mar 24, 2016.

5

N A S D A Q : H E A R Gaming Headsets

N A S D A Q : H E A R 42% 2015 U.S. Gaming Headset Market Share1 Dominant Gaming Audio Provider with Leading Market Share  #1 gaming headset provider for Xbox and PlayStation  42% of U.S. market in 2015 (44% in Q4)1  45% of U.K. market in 2015 (48% in Q4)2  Completely transitioned portfolio from old gen (Xbox 360 & PlayStation 3) to new gen (Xbox One & PlayStation 4) from 2013 to 2015  New gen headset revenues increased 24% in 2015, 31% in Q4 2015 vs. 2014  Xbox One: 4 of the top 5 headsets and the top selling 3rd party headset in 20151  PlayStation 4: 3 of the top 5 headsets and the top selling 3rd party headset in 20151 7 1) Video Games POS Monthly Update, The NPD Group, Inc. (US data) 2) Gfk/Gfk Chart-Track.

N A S D A Q : H E A R 3.0 11.5 22.1 34.6 47.7 60.0 4.6 18.8 36.3 55.3 74.9 94.6 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016E 2017E 2018E Xbox One PS4 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016E 2017E 2018E (# of consoles) New Gen Console Growth 36M  94M 22M  60M Sources: DFC Intelligence Forecasts: Worldwide Console Forecast, May 2015. Cumulative Sales (Current  2018 est.) Platform Cumulative Console Sales (in millions)  Cumulative new gen console sales totaled 58M as of 12/31/15  New gen console sales are up over 40% vs. old gen at same time in cycle  Over 30M new gen consoles expected to be sold worldwide in 2016  New gen cumulative console sales projected to exceed 150M worldwide in 2018 New Gen: Xbox One, PS4 Old Gen: Xbox360, PS3 8 Active Installed Base of Consoles (in millions) (# of consoles)

N A S D A Q : H E A R Retail ASP <$50 $50 - $99 $100 - $200 >$200 Console PS4 Xbox One PS4 Xbox One PS4 Xbox One PS4 Xbox One TOTAL Recon 60P Recon 50P P4c Recon 50X Recon 30X Stealth 400 PX22 XO4 Stealth XO1 Stealth 500P Stealth 420X XO7 Pro Elite 800 Stealth 500X Elite 800X 16 PX24 Sony Silver Wired Gold Wireless 2 Microsoft XB1 Chat XB1 Stereo 2 Astro A40 + M80 A40 + MixAmp A50 A40 + MixAmp A50 5 PDP LVL 5+ LVL 3 LVL 1 LVL 3 LVL 1 AG 9 AG 9 LVL 5+ 8 Mad Catz Kaiken Kama Kaiken Kama Kunai 5 We Cover All Key Price Points – More Than Any Competitor 9

TURTLE BEACH CORPORATION NASDAQ: HEAR

We Have Differentiated Technology…

Advanced Chat

Chat technology like noise gate, chat boost, variable microphone monitor

Digital Signal Processing (DSP)

Game audio and chat presets that can be customized using a new mobile app

Bluetooth

Dual-pairing Bluetooth in most wireless headsets for chat, mobile gaming, audio calls and music streaming

Active Noise Cancellation

1st gaming headset to use noise cancellation for both inbound audio and outbound chat

DTS Headphone:X

1st gaming headsets with DTS 7.1 surround sound to provide incredibly accurate and immersive directional sound

Superhuman Hearing™

Provides a competitive advantage by making important, quiet sounds louder and easier to hear

10

N A S D A Q : H E A R Strong Retail Presence Great Partnerships 12,000+ Interactive Displays Sample retailers …And Strong Distribution 11 Product sales in over 40 countries with over 280,000 points of distribution Partnerships with industry leading brands Market leader in deploying interactive gaming headset displays

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming

International

- Approximately $400M market globally[1]
- Launched eight new SKUs in 2014 and 2015
- Launched PC gaming accessories via a partner in 2014 including:
  - Keyboards
  - Mice
  - Mouse pads
- PC gaming more popular than console gaming in markets like Germany, China and other parts of Asia[2]
- **Leveraging expanded portfolio as a growth platform in Germany and China**

Sample PC Products



1) The NPD Group, IDC and Company Estimates.
2) Newzoo 2015 Global Games Market Report Premium.

12

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming

International

- China represents long-term growth opportunity for console and PC gaming headsets
  - 446M Chinese gamers[2]
  - China represents <2% of our annual revenues today
  - China has lifted video game console ban
  - Turtle Beach first-to-market with Xbox One gaming headsets, planning to begin sales efforts in 2016-2017 when console sales ramp
  - Expect to initiate modest investment in 2016 to begin China growth efforts

Chinese Games Market Sales Forecast[1]


All Other Game Segments
Computer Games
23% Total Growth
$18.1B
$22.2B
$5.0B
$7.0B
16% Growth
$13.1B
$15.2B
2014
2015

1) Newzoo 2015 Global Games Market Report Premium.
2) CGA, Newzoo China vs. US report Aug 2015.

13

HyperSound – A New Sound Delivery Mechanism

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **How does HyperSound technology work?**
  - Thin panels produce directional audio within an ultrasound beam, masking ambient noise
- Q4-15 launch into **$5B hearing health market**[1] via HyperSound Clear 500P product
- HyperSound Clear 500P TV audio solution **improves the listening experience and speech intelligibility** for individuals with mild to severe hearing loss
- HyperSound technology shown to be effective in **commercial markets** requiring directed sound (as demonstrated by national kiosk rollout at Best Buy)
- Future opportunities in consumer markets and **licensing agreements**

How HyperSound Clear 500P Works



Traditional Audio
HyperSound Audio Beams

1) Johns Hopkins School of Medicine, Nov 2011. World Health Organization, 2013.

15

HyperSound Clear 500P – Entering a $5 Billion Hearing Health Market

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Global hearing health market size estimated at **$5B**[1]
- 35-40% of people 65+ suffer from hearing loss[1]
- **~13M hearing aids** are sold annually[1]
- Potential **complementary and incremental revenue stream** for audiologists given low conversion rates on hearing aids
  - ~4% in ages 50-59[2]
  - ~22% in ages 80+[2]
- Two successful patient preference studies of HyperSound Clear 500P completed[3]
  - 79% said HyperSound Clear 500P improved their ability to hear and understand speech
  - 69% said they would either maybe, probably or definitely purchase

1) Johns Hopkins School of Medicine, Nov 2011. World Health Organization, 2013.
2) The Hearing Review, Tech Topic, Oct 2015.
3) Patient Preferences of 58 adult participants after two minute demonstration of HyperSound Clear 500P at conclusion of their audiologist appointment for a Directed Audio Solution, Hearing Review, 2015.

360 Million or 5% of the World's Population Suffer from Hearing Loss[1]


48M
in U.S.
312M
Internationally

HyperSound Clear 500P improves the listening experience and speech intelligibility for individuals with hearing loss

16

U.S. Hearing Health Market Structure & Channel Approach

TURTLE BEACH CORPORATION
NASDAQ: HEAR

✓ = Signed deals

Retail Channel	Market Size (est.)	Channel Landscape
Independent & Buying Groups	8,000 POS (Points of Sale) 1.2M Units[1]	AHAA American Hearing Aid Associates ✓; AMG Audiology Management Group, Inc. ✓; elite Hearing Network ✓; ARC Amplified Resource Group, LLC ✓; AudConnex Practice Strategy. Enhanced. ✓; Fuel Medical ✓; Sycle ✓
Retail Store Front	4,000 POS 750K Units[1]	Beltone ✓; Connect Hearing; HearUSA; Miracle-Ear; All American Hearing; Lifestyle Hearing
Veterans Admin.	800 POS 725K Units[1]	Department of Veterans Affairs
Direct to Consumer	300 POS 450K Units[1]	Costco Wholesale; HearPO Hearing Benefits Made Simple; HearingPlanet Welcome to a world of better hearing.

- Initial channel focus for HyperSound Clear represents ~90%+ of the points of sale
- We've already signed ~45% of overall points of sale

1) Approximate units of hearing aids sold via this channel.

17

HyperSound Clear *500P For Hearing Market*: Our Strategy

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **Hire Leader:** Former president/CEO of two large hearing aid companies hired in 2014 to lead HyperSound
- **Get Clearance for Medical Device:** FDA 510(k) clearance in Feb 2014 allows us to market the product "to improve clarity and comprehension of sounds with or without use of hearing aids"
- **Commercialize Product:** Two years of product development completed with shipments started late Oct 2015
- **Sell as Hearing Product:** Now sold through hearing health care professionals for MSRP of $1,675 and programmable for specific user's hearing profile
- **Set-up Sales Channel:** Signed channel relationships giving us access to 5,600+ prospective hearing health offices and retail locations in the U.S. – representing ~45% of total distribution points
- **Scale Manufacturing:** Partnered with leading electronics manufacturer, Foxconn, and producing in Mexico



18

N A S D A Q : H E A R 0 50 100 150 200 250 Nov Dec Jan Feb Mar Forecast Apr Forecast # of Off ic es Fully Active Stocked HyperSound Clear 500P Initial Channel Ramp Progress  We are in early stage of rollout to hearing healthcare offices, pursuing careful approach to ensure success  Offices require training and visits to become fully active (which has taken more time than expected)  Certain fully active offices have experienced sales conversion rates of 20+% during product demonstration events  Product survey results from initial set of consumer users are very positive (4.6+ star ratings)1  Launched in European market late Feb 2016 19 Small, growing number of fully active offices driving sell-through Early Purchaser Survey Results¹: 1) Company conducted initial sample phone survey of 10 consumer purchasers and may not be indicative of each listener’s experience. (4.6/5) Improvement in Speech Clarity (4.7/5) Ease of Use (4.7/5) Overall Satisfaction

Potential Growth Opportunities for HyperSound Technology

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Commercial

- **Pre-defined sound zones** for in-store promotional, informational, beaconing and way-finding messages
  - Deployed in Nov 2014 to ~1,000 Best Buy stores in Activision Call of Duty® retail displays
- HyperSound/Kiosk pairing has shown a **28% sales increase** in a retail environment[1]
- Audio for **interactive kiosks and displays**
  - 20M digital signs currently in North America[2]
  - 34M ATMs, vending machines and self-services kiosks in N. America at the end of 2015[3]
  - 2.5M self-service kiosks in 2015[2]



CALL·DUTY
CALL·DUTY
CALL·DUTY

1) POPAI | HyperSound In-Store Research Report, Jun 2015.
2) BUNN Research, Jan 2014.
3) *Self-Service Markets: ATMs, Kiosks, Vending Machines*, BCC Research, Mar 2011.

Consumer & Licensing

- Immersive, directed 3D audio presents **consumer opportunities** for:
  - Home theater systems and sound bars
  - Desktop and gaming speakers
  - Other potential consumer audio opportunities
- Potential **licensing market opportunities** include:
  - Automotive and other transportation markets
  - Government and military applicants
  - Displays and televisions





20

N A S D A Q : H E A R 26 28 35 59 20 68 86 108 Jan 2013 Jan 2014 Jan 2015 Mar 2016¹ Pending Issued  Headset innovations:  Audio processing  Gaming specific features  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques 121 96 46 167 Strong & Rapidly Growing Patent Portfolio 21 1) As of March 31, 2016.

N A S D A Q : H E A R Financial Summary

Key Stats

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Trading Data *(@ April 1, 2016)*

Stock Price	**$1.13**
Market Capitalization	$55.6M
52 Wk. Low/High	$0.91/$3.72
Avg. Daily Vol. (3 mo)	24.5K
Public Float	25%
Primary Shares[1]	42.5M
SG VTB Holdings & Affiliates[1]	18.5M
Retired Founders of Turtle Beach[1]	11.0M
Options/Restricted Stock[1]	5.7M
Warrants[1]	3.1M
Fully Diluted Shares[1]	**51.3M**

Capitalization

	@ 12-31-14	**@ 12-31-15**
Cash & Equivalents	$7.9M	$7.1M
Debt		
Revolver (asset-based loan)	$36.9M	$32.5M
Term Loans	$7.7M	$18.4M
Subordinated Notes[2]	$0.0M	$17.2M
Series B - Preferred Stock[3]	$14.9M	$16.1M
Total Debt	**$59.5M**	**$84.2M**

Balance Sheet Highlights

- Revolver typically peaks in Q4 and lowest in Q1 after holiday receipts
- $44.6M federal, $20.6M state net operating losses @ Dec 31, 2015 offset taxable income (not scheduled to expire until 2029)
- Inventories down 32% to $26.1M; accounts payable down 50% to $17.7M @ Dec 31, 2015
- In Feb 2016, raised $6.2M in net proceeds (over 50% purchased by insiders), stabilizing liquidity
- $0 on revolver @ Feb 29, 2016
  - AR less AP = $39.5M @ Dec 31, 2015 (up $14M YoY)

Sources: S&P Capital IQ, company filings.

1) As of Dec 31, 2015.
2) Includes SG VTB Holdings (Stripes Group LLC, a private equity fund and our largest shareholder) and trusts affiliated with Ron Doornink, the Company's chairman of the board.
3) Non-callable, due in October 2030, and has 8% per annum PIK interest.

23

N A S D A Q : H E A R $M $1M $2M $3M $4M $5M $6M $7M $8M $9M Q1-'15 Q2-'15 Q3-'15 Q4-'15 2016E² $7-10M ~$0.5M ~$0.2M ~$0.1M ~$0.1M Headset Revenue Growth Revenue Growth Profile 24 Revenue Profile Over Time  New gen sales up 24% from 2014 to 2015, 31% in Q4 YoY  Old gen sales declined ~$40M to under 12% of revenues in Q4 2015  2015 retail sell-through outpaced sales, leading to lower channel inventory  New gen revenue expected to increase 12-16% in 20163  Old gen revenue expected to decline 60-70% in 20163  HyperSound Clear 500P launched in Q4-15 and expected to reach $7-10M in revenues for 2016 Note: Old gen, new gen revenue splits are approximations. 1) Strong dollar and rapid drop in old gen significantly reduced revenues from 2014 to 2015. 2) Guidance issued on January 20, 2016 and reaffirmed on Mar 24, 2016. Expected HyperSound Growth 2013 2014 2015¹ 2016E² New Gen Old Gen Other HyperSound $178M $186M $162.7M $160-172M 1 0 0%

N A S D A Q : H E A R 1) Guidance issued on January 20, 2016 and reaffirmed on Mar 24, 2016. Q1 2016 Outlook¹ 25 Q1’16 Outlook YoY ∆ Management Commentary Revenue $21.7M 10% Strong holiday sell-through has continued into 2016 Gross Margin >15.8% Modest increase New gen headsets carry higher gross margin Adj. EBITDA $(9)M 7% Reduced OpEx to more than offset increased HyperSound investments EPS $(0.32) -28% +3% YoY excluding $3.4M tax benefit in Q1-15

2016 Outlook[1]

TURTLE BEACH CORPORATION NASDAQ: HEAR

($ in millions)	2016 Outlook	Management Commentary
Revenue:		
New Gen	*$140-$145*	12% to 16% growth from 2015
Old Gen	*$8-$10*	60% to 70% decline from 2015
Other	*$5-$7*	Flat with opportunity for international growth
Total Headset	***$153-$162***	Strong new gen growth combined with old gen drop
HyperSound	*$7-$10*	Significant growth in first year of commercialization
Consolidated	***$160-$172***	Modest increase from 2015 (increasing new gen, HyperSound combined with old gen drop)
Gross Margins		
Headsets	*~30%*	Increase of 400 basis points over 2015
HyperSound	*40%-50% by Q4*	By Q4-16 as revs ramp (cash margin excluding amortization)
Adjusted EBITDA:		
Headsets	*~$9*	~4X increase over 2015
HyperSound Investment	*Lower than $14*	Modest reduction from 2015 reflecting revenue and OpEx growth
Consol. Adj. EBITDA	***Targeting profitable***	$10M+ increase from 2015 (excludes $5.3M in interest expense)

1) Guidance issued on January 20, 2016 and reaffirmed on Mar 24, 2016.

26

Key Takeaways

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Longstanding, dominant market leader in console gaming headset market with technologically differentiated products
- Console market growing strongly post new platform launches late 2013
- Company now completed successful portfolio transition for new Xbox and PlayStation consoles
- HyperSound Clear 500P launch into $5B hearing health category, creating strong growth opportunity
- HyperSound commercialization and new gen headset transition expected to meaningfully improve margins, profitability and cash flows





27

Contact Us

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Investor Relations:
Cody Slach
Liolios
949.574.3860
HEAR@Liolios.com

Media Contact:
Maclean Marshall
Turtle Beach Corporation
858.914.5093
Maclean.Marshall@turtlebeach.com

COMPANY WEBSITES

www.turtlebeachcorp.com **www.turtlebeach.com** **www.hypersound.com**

28

Appendix

Experienced Management Team

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



Rodney Schutt
SVP, GM - HyperSound

- 25+ years of experience in the hearing health & medical device industries
- Past president/CEO of Luminetx, Aspyra, Unitron Hearing, and Widex Hearing, both leading hearing aid companies



Rob Andris
SVP, Global Supply Chain & Ops

- VP, Global Supply Chain Operations, Hewlett Packard
- 20 year, supply chain management, IBM, Cisco, HP



Cris Keirn
VP of Global Consumer Sales

- Led headset transition as VP of business planning & strategy
- 17 years with Motorola in product management, operations, quality and customer relations



Scott Steele
SVP of Product Development

- 23 years of experience in technology product development
- Founded Green Edge Technologies and served for 2 years as its CEO



John Hanson
CFO

- EVP and CFO at Dialogic
- CFO at One Communications Corp



Richard Kuvalik
CTO

- 15+ years in consumer audio
- Led peripheral products for PlayStation at Sony



Andrew Lilien
VP of Marketing

- 20+ years of brand, consumer and retail marketing experience
- Past experience at ESPN, Fleer Trading Cards and National Media Group



Megan Wynne
General Counsel

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



Woody Norris
Chief Scientist

- Noted life-long inventor and entrepreneur
- Lemelson-MIT Prize for the invention of HyperSound

30

Experienced Board of Directors

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Ron Doornink
Chairman

- Former Chairman and CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder and principal of Erasmus Equity Investments



Juergen Stark
CEO and Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School; B.S. Aerospace, University of Michigan



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director and co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital and Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) and Pepsico (NYSE: PEP)



Laureen DeBuono
Director

- Partner at leading CFO consulting services firm FLG Partners, LLC
- Former President and CEO of Coapt Systems, Inc.
- Former COO and CFO of hearing aid manufacturer ReSound Corp.



Dr. Andrew Wolfe, PhD
Director

- Founder and principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering and Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon

31